Exhibit 10(c)
Execution Copy

AMENDMENT NO. 4

TO THE CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 4 TO THE CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of March 31, 2011, is by and among PPL RECEIVABLES CORPORATION, as Borrower (the “Borrower”), PPL ELECTRIC UTILITIES CORPORATION, as Servicer (the “Servicer”), VICTORY RECEIVABLES CORPORATION (“Victory”), as a Lender, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Liquidity Bank (in such capacity, the “Liquidity Bank”) and as Agent (in such capacity, the “Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement (as defined below), including terms and definitions incorporated by reference therein.

WHEREAS, the parties hereto have entered into that certain Credit and Security Agreement, dated as of August 5, 2008 (as amended, supplemented and otherwise modified from time to time and as may be further amended, supplemented and otherwise modified from time to time, the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as herein set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Agreement.  The Agreement is hereby amended as follows:

1.1 Section 9.1(i)(i) of the Agreement is amended by replacing the percentage “7.50%” where it appears therein with the percentage “8.50%”.

1.2 Section 9.1(i)(ii) of the Agreement is amended by replacing the percentage “3.00%” where it appears therein with the percentage “5.00%”.

1.3 The definition of “Defaulted Receivable” set forth in Exhibit I of the Agreement is amended by replacing the number “121” where it appears therein with the number “91”.

SECTION 2. Representations and Warranties of the Originator.  Each of the Borrower and the Servicer, as to itself, hereby represents and warrants to Victory, the Liquidity Bank and the Agent as follows:

2.1 The representations and warranties of such Person contained in Article V of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

2.2 This Amendment and the Agreement (as amended hereby) constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3 Upon giving effect to this Amendment, no Amortization Event or Unmatured Amortization Event has occurred and is continuing, except the “Subject Trigger Breach” and “Subject Amortization Event” as defined in Waiver Agreement, dated the date hereof, by and among the Borrower, the Servicer, Victory and the Agent.

SECTION 3. Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Agent of the counterparts of this Amendment executed by each of the parties hereto.

SECTION 4. Effect of Amendment; Ratification.  Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 5. Counterparts; Delivery.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 7. Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PPL RECEIVABLES CORPORATION,
as Borrower

By:
Name:
Title:

PPL ELECTRIC UTILITIES CORPORATION,
as Servicer

By:
Name:
Title:

VICTORY RECEIVABLES CORPORATION,
as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ. LTD., NEW YORK BRANCH, as a Liquidity Bank

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ. LTD., NEW YORK BRANCH, as Agent

By:
Name:
Title: